UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

                            ICONIX BRAND GROUP, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                         0-10593                 11-2481093
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  (State or Other                   (Commission              (IRS Employer
  Jurisdiction of                   File Number)           Identification No.)
  Incorporation)

       215 West 40th Street, New York, NY                          10018
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       (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code   (212) 730-0030
                                                     --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      On July 28, 2005, Iconix Brand Group, Inc., a Delaware Corporation ("Registrant"), filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, its July 22, 2005 acquisition of substantially all of the assets of Joe Boxer Company, LLC, a Delaware limited liability company, Joe Boxer Licensing, LLC, a Delaware limited liability company, JBC Canada Holdings, LLC, a Delaware limited liability company and Joe Boxer Canada, LP, a Delaware limited partnership. On October 7, 2005, the Registrant filed the first Amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below. The Registrant is filing this second amendment to the Form 8-K solely to include an updated consent of BDO Seidman LLP.

Item 9.01 Financial Statements and Exhibits

   (a)   Financial Statements of Business Acquired

Audited Financial Statements: (Filed as Exhibit 99.2)

         Independent Auditors' Report

         Consolidated and Combined Balance Sheet at December 31, 2004 and 2003

         Consolidated and Combined Statement of Income and Changes in Member's Equity for the years ended December 31, 2004 and 2003

         Consolidated and Combined Statement of Cash Flows for the years ended December 31, 2004 and 2003

         Notes to the Consolidated and Combined Financial Statements

Unaudited Financial Statements: (Filed as Exhibit 99.3)

         Unaudited Consolidated and Combined Balance Sheets at June 30, 2005

         Unaudited Consolidated and Combined Statements of Income and Changes in Member's Equity for the six months ended June 30, 2005 and 2004

         Unaudited Combined Statements of Cash Flows for the six months ended June 30, 2005 and 2004

         Notes to the Unaudited Consolidated and Combined Financial Statements

   (b)   Pro Forma Financial Information. (Filed as Exhibit 99.4)

         Pro forma Consolidated Balance Sheets at June 30, 2005

         Pro forma Consolidated Statements of Operations for the six months ended June 30, 2005

         Pro forma Consolidated Statements of Operations for the year ended December 31, 2004

   (d)   Exhibits

         Exhibit 2.1(1) -  Asset Purchase Agreement dated July 22, 2005 by and among Registrant, Joe Boxer Company, LLC, Joe Boxer Licensing, LLC, JBC Canada Holdings, LLC, Joe Boxer Canada, LP, and William Sweedler, David Sweedler, Alan Rummelsburg, Joseph Sweedler and Arnold Suresky

         Exhibit 4.1(1) -  Second Amended and Restated Indenture dated as of
                           July 1, 2005 by and among IP Holdings LLC, as issuer, and Wilmington Trust Company, as Trustee

         Exhibit 23 -      Consent of BDO Seidman, LLP

         Exhibit 99.1(1) - Note Purchase Agreement by and among IP Holdings LLC,
                           Iconix Brand Group, Inc. and Mica Funding, LLC, dated July 22, 2005

         Exhibit 99.2(2) Independent Auditors' Report; Consolidated and Combined Balance Sheet at December 31, 2004 and 2003; Consolidated and Combined Statement of Income and Changes in Member's Equity for the years ended December 31, 2004 and 2003; Consolidated and Combined Statement of Cash Flows for the years ended December 31, 2004 and 2003; Notes to the Consolidated and Combined Financial Statements

         Exhibit 99.3(2) Unaudited Consolidated and Combined Balance Sheets at June 30, 2005; Unaudited Consolidated and Combined Statements of Income and Changes in Member's Equity for the six months ended June 30, 2005 and 2004; Unaudited Combined Statements of Cash Flows for the six months ended June 30, 2005 and 2004; Notes to the Unaudited Consolidated and Combined Financial Statements

         Exhibit 99.4(2) Pro forma Consolidated Balance Sheets at June 30, 2005; Pro forma Consolidated Statements of Operations for the six months ended June 30, 2005; Pro forma Consolidated Statements of Operations for the year ended December 31, 2004

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1.    Previously filed with Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2005.

2. Previously filed with Registrant's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 7, 2005.

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ICONIX BRAND GROUP, INC.
                                       (Registrant)

                                       By: /s/ Warren Clamen
                                           -------------------------------------
                                           Warren Clamen
                                           Chief Financial Officer

Date: October 14, 2005